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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 May 24, 2001
               Date of Report (Date of earliest event reported)


                                EMACHINES, INC.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


         000-29715                                         94-3311182
  (Commission file number)                  (I.R.S. employer identification no.)


                         14350 Myford Road, Suite 100
                           Irvine, California 92606
             (Address of principal executive offices and zip code)


                                (714) 481-2828
             (Registrant's telephone number, including area code)

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Item 5.  Other Events

     On May 24, 2001, we received a letter dated as of that date from the Nasdaq Stock Market, Inc. advising us of the delisting of our common stock from The Nasdaq National Market, effective with the open of business on May 25, 2001. Since then, our common stock has been eligible for trading on the Over-the-Counter (OTC) Bulletin Board.

     A copy of our press release regarding delisting decision by the Nasdaq Listing Qualifications Panel is attached to this current report as Exhibit 99.1 and is incorporated by reference into this Item 5.

Item 7.  Financial Statements and Exhibits.

     Exhibit 99.1  eMachines, Inc., press release dated May 24, 2001.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EMACHINES, INC.

Dated: May 25, 2001                     By:     /s/ John A. Muskovich
                                            ------------------------------------
                                            Name:   John A. Muskovich
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer
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                               INDEX TO EXHIBITS

   Exhibit                         Description
   -------                         -----------
    99.1        eMachines, Inc., press release dated May 24, 2001.